UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 1, 2017

(Date of Report/Date of earliest event reported)

BANK MUTUAL CORPORATION

(Exact name of registrant as specified in its charter)

WISCONSIN	000-31207	39-2004336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

4949 West Brown Deer Road

Milwaukee, Wisconsin 53223

(Address and zip code of principal executive offices)

(414) 354-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

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Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Bank Mutual Corporation (the “Company”) on May 1, 2017 (the “Annual Meeting”), the Company’s shareholders: (i) elected three members of the Company’s Board of Directors to serve until the Company’s annual meeting in the year 2020; (ii) ratified the Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent auditors for 2017; (iii) approved, in an advisory vote, the compensation of the Company’s named executive officers; and (iv) approved, in an advisory vote, the frequency of future shareholder advisory votes on executive compensation. There were 45,887,719 outstanding shares eligible to vote as of March 1, 2017, the record date for the Annual Meeting.

The directors elected to the Company’s Board for terms expiring at the Company’s annual meeting in the year 2020, as well as the number of votes cast for, votes withheld and broker non-votes with respect to each of these individuals, are set forth below*:

Director	Votes For	Votes Withheld	Broker Non-Votes

David C. Boerke	32,971,369	1,412,228	5,510,628
Lisa A. Mauer	33,597,813	786,207	5,510,628
Robert B. Olson	32,833,451	1,550,569	5,510,628

The terms of office for the following directors continue until the annual meeting of shareholders in the year set forth below:

Director	Term	Director	Term

Thomas H. Buestrin	2018	David A. Baumgarten	2019
Michael T. Crowley, Jr.	2018	Richard A. Brown	2019
William J. Mielke	2018	Mark C. Herr	2019
		Mike I. Shafir	2019

The proposal to ratify the Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent auditors for 2017 received the following votes:

Votes for approval:	39,329,167
Votes against:	330,890
Abstentions:	234,591

The advisory proposal to approve the compensation of the Company’s named executive officers, as disclosed in “Compensation Discussion and Analysis” and “Executive Compensation” in the Company’s Proxy Statement for the 2017 Annual Meeting, which was filed with the Securities and Exchange Commission on March 8, 2017, received the following votes:

Votes for approval:	27,312,924
Votes against:	6,485,241
Abstentions:	585,855
Broker Non-Votes:	5,510,628

The advisory vote related to the frequency of future advisory votes to approve named executive officer compensation received the following votes:

Votes for 1 Year:	24,152,363
Votes for 2 Years:	668,244
Votes for 3 Years:	8,999,591
Abstentions:	563,820
Broker Non-Votes:	5,510,628

Based on the results of the advisory vote related to the frequency of future advisory votes to approve named executive officer compensation and other factors, the Company’s Board determined that it will continue to hold future advisory votes to approve executive compensation annually until the next required shareholder vote on the frequency of these votes.

*       *       *       *       *

* Total votes cast for each nominee or matter, together with broker non-votes, may vary due to the rounding of fractional share interests.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2017	BANK MUTUAL CORPORATION
(Registrant)

	By:	/s/ Michael W. Dosland
Michael W. Dosland
Senior Vice President and
Chief Financial Officer

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